                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 24. 1996 included in the Company's Form 10-K for the year ended December 31, 1995, as amended by Form 10-K/A, and all references to our Firm included in this registration statement.


                              ARTHUR ANDERSEN LLP

San Jose, California

December 16, 1996